UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 4, 2013

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 4, 2013, Senior Housing Properties Trust, or we or us, amended the agreement governing our unsecured revolving credit facility, or the revolving credit facility agreement, with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of other lenders.  As of the date of the amendment, we had $125.0 million outstanding under the revolving credit facility agreement.

As a result of the amendment, the stated maturity date of the revolving credit facility was extended from June 24, 2015 to January 15, 2018.  Subject to the payment of an extension fee and meeting certain other conditions, we also have an option to further extend the stated maturity date by an additional one year.  The revolving credit facility agreement provides that we can borrow, repay and reborrow funds available under the revolving credit facility agreement until maturity, and no principal repayment is due until maturity.  The $750.0 million amount of our revolving credit facility remained unchanged by the amendment. The revolving credit facility agreement continues to include a feature under which maximum borrowings under the facility may be increased to up to $1.5 billion in certain circumstances.

In addition, as a result of the amendment, the interest rate paid on borrowings under the revolving credit facility agreement was reduced from LIBOR plus a premium of 160 basis points to LIBOR plus a premium of 130 basis points, and the facility fee was reduced from 35 basis points to 30 basis points per annum on the total amount of lending commitments under the revolving credit facility agreement.  Both the interest rate premium and the facility fee are subject to adjustment based upon changes to our credit ratings.  The amendment also revised the definition of “LIBOR” to reference the Reuters Screen LIBOR01 page.

Our borrowings under the revolving credit facility agreement continue to be unsecured.  Prior to the effectiveness of the amendment, certain of our subsidiaries had guaranteed our obligations under the revolving credit facility agreement.  As a result of the amendment, all those subsidiaries were released from their guarantees, and the revolving credit facility agreement provides that, with certain exceptions, a subsidiary is required to guaranty our obligations under the revolving credit facility agreement only if that subsidiary has separately incurred debt (other than nonrecourse debt), within the meaning specified in the revolving credit facility agreement, or provided a guarantee of debt incurred by us or other subsidiaries.

The revolving credit facility agreement contains a number of covenants which restrict our ability to incur debts, including debts secured by mortgages on our properties in excess of calculated amounts, require us to maintain a minimum net worth, restrict our ability to make distributions under certain circumstances and generally require us to maintain certain other financial ratios, and provides for acceleration of payment of all amounts due thereunder upon the occurrence and continuation of certain events of default, including a change of control of us and the termination of our business management or property management agreement with Reit Management & Research LLC if not approved by our lenders as provided in the revolving credit facility.  The amendment (i) modified our covenant not to amend, modify or default in performance of our business management and property management agreements to align with the applicable preexisting standards applying to our other material contracts, and (ii) revised the definition of change of control to increase the percentage referenced from 10% to 25% of our total outstanding common shares.

As previously reported, on August 8, 2013, our Board of Trustees approved the issuance of a letter to a large investment management firm that manages mutual funds permitting such firm to exceed certain ownership limitations set forth in our declaration of trust and bylaws and Rights Agreement between us and Equiserve Trust Company, N.A., dated as of March 10, 2004, as amended.  As a result of the amendment described above, such firm is permitted to acquire beneficial ownership of up to (but less than) 20% of our outstanding common shares pursuant to and in accordance with the terms of such letter.

The foregoing description of the revolving credit facility agreement, as amended, is not complete and is subject to and qualified in its entirety by reference to the revolving credit facility agreement, a copy of which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 27, 2011, and to the first amendment thereto, a copy of which is attached as Exhibit 10.1 hereto, both of which are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the revolving credit facility agreement, as amended, under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01.  Other Events.

On September 4, 2013, we issued a press release regarding the amendment, a copy of which is attached hereto as Exhibit 99.1.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THE AMOUNT OF THE REVOLVING CREDIT FACILITY.  HOWEVER, AVAILABILITY OF BORROWINGS UNDER THE REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND MEETING OTHER CUSTOMARY CONDITIONS.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE MAXIMUM BORROWINGS UNDER THE REVOLVING CREDIT FACILITY MAY BE INCREASED UP TO $1.5 BILLION IN CERTAIN CIRCUMSTANCES. INCREASING THE MAXIMUM BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR.

•                  THIS CURRENT REPORT ON FORM 8-K DISCUSSES THE INTEREST TO BE PAID ON BORROWINGS UNDER THE REVOLVING CREDIT FACILITY.  HOWEVER, ACTUAL COSTS UNDER THE REVOLVING CREDIT FACILITY WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF OTHER FEES AND EXPENSES ASSOCIATED WITH THE REVOLVING CREDIT FACILITY.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        First Amendment to Credit Agreement, dated as of September 4, 2013, among Senior Housing Properties Trust, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions party thereto.

99.1                        Press Release dated September 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard A. Doyle
	Name:	Richard A. Doyle
	Title:	Treasurer and Chief Financial Officer

Dated: September 9, 2013